WisdomTree Strategic Corporate Bond Fund – CRDT (NASDAQ Ticker)

SUMMARY PROSPECTUS – January 1, 2016, as revised April 14, 2016

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, as well as other information about the Fund, online at www.wisdomtree.com/prospectus. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.

Investment Objective

The WisdomTree Strategic Corporate Bond Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%
Fee Waivers*	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers*	0.45%

*	WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) has contractually agreed to limit the Management Fee to 0.45% through December 31, 2016, unless earlier terminated by the Board of Trustees of WisdomTree Trust (the “Trust”) for any reason at any time.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$155	$275	$623

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective through investment in debt securities issued by corporate entities (“Corporate Debt”) that are organized in or maintain their principal place of business in countries throughout the world, including the U.S. The issuers of such Corporate Debt will include public, private, and state-owned or sponsored corporations. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Corporate Debt. For these purposes, Corporate Debt includes fixed income securities, such as bonds, notes, money market securities, debt securities linked to inflation rates of local economies, variable or floating rate securities and other debt obligations (such as loan participation notes) of U.S. and non-U.S. corporate issuers. Corporate Debt also includes fixed income securities or debt obligations that are issued by companies or agencies that may receive financial support or backing from local governments. Corporate Debt does not include derivatives. The Fund is an actively managed exchange traded fund (“ETF”).

The Fund intends to invest in Corporate Debt denominated in U.S. dollars, as well as Corporate Debt issued in non-U.S. currencies. Non-U.S. denominated debt is sometimes referred to as local debt and, for the U.S. investor, provides exposure to the changes in the value of non-U.S. currencies relative to the U.S. dollar. The Fund generally intends to hedge the currency exposure of non-U.S. denominated debt back to U.S. dollars to reduce currency risk. Corporate Debt includes debt securities issued by supranational organizations, such as the European Investment Bank, International Bank for Reconstruction and Development or International Finance Corporation, or other regional development banks. The Fund may invest to a limited extent in debt securities of foreign governments (also known as “sovereign debt”).

Under normal circumstances, the Fund intends to invest in at least three countries and to invest at least 15% of its net assets in issuers outside the United States, which may include Corporate Debt from the following regions and countries: Africa, Asia, Australia and New Zealand, Europe, Latin America, Middle East, North America, South America. Up to 15% of the Fund’s assets may be invested in emerging market countries, though this may change from time to time in response to economic events and changes to the credit ratings of the Corporate Debt of such countries. The Fund employs a structured investment approach that utilizes “top down” analysis of macroeconomic factors and “bottom up” analysis of countries and issuers. The Fund’s credit exposures are monitored and may be modified, reduced or eliminated. The Fund’s exposure to any single issuer generally will be limited to 10% of the Fund’s net assets. The Fund’s exposure to any single country (other than the United States) generally will be limited to 25% of the Fund’s net assets. The percentage of Fund assets invested in a specific region, country or issuer will change from time to time.

The universe of Corporate Debt currently includes securities that are rated “investment grade” as well as “non-investment grade” (commonly referred to as “junk bonds”). The Fund intends to provide a broad exposure to Corporate Debt and therefore will invest in both investment grade and non-investment grade securities. Securities rated investment grade generally are considered to be of higher credit quality and subject to lower default risk. Although securities rated below investment grade may offer the potential for higher yields, they generally are subject to a higher potential risk of loss.

The Fund attempts to maintain an aggregate portfolio duration of between two and ten years under normal market conditions. Aggregate portfolio duration is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. The Fund’s actual portfolio duration may be longer or shorter depending upon market conditions. The Fund may also invest in short-term money market securities denominated in U.S. dollars or the currencies of countries in which the Fund invests.

The Fund may invest up to 20% of its net assets in derivatives, such as swaps and forward currency contracts. The Fund’s use of derivatives will be underpinned by investments in cash or other liquid assets (typically short-term, high-quality money market securities). The Fund also may enter into repurchase agreements.

The Fund must invest at least 80% of its net assets directly in Corporate Debt. The decision to secure exposure through direct investment in Corporate Debt or indirectly through derivative transactions will be a function of, among other things, market accessibility, credit exposure, tax ramifications and regulatory requirements applicable to U.S. investment companies. If, subsequent to an investment, the Fund’s 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

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Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

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Market Risk. The trading prices of fixed income securities, currencies, and other instruments fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

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Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The sale of non-U.S. denominated securities can generate realized foreign exchange losses which could impact the income distributions paid by the Fund. Additionally, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used exclusively.

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Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

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Currency Exchange Rate Risk. While the Fund intends to focus its investment on Corporate Debt denominated in U.S. dollars, the Fund may invest a portion of its assets in investments denominated in non-U.S. currencies, or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

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Derivatives Risk. The Fund may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on

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a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk, and credit risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of forward currency contracts and/or futures contracts. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

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Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

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Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, credit downgrades and fallout from the housing and sub-prime mortgage crisis.

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Foreign Securities Risk. The Fund invests a significant portion of its assets in non-U.S. securities and instruments, or in securities that provide exposure to such securities and instruments. Investments in non-U.S. securities and instruments involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging countries.

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Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the debt securities of companies or agencies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

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Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

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High Yield Securities Risk. Higher yielding, high risk debt securities, sometimes referred to as “junk bonds”, may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

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Industrial Investing. The Fund may invest in companies in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

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Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates and other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates.

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■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

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Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

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Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

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Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

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Sovereign Debt Risk. Bonds issued by governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency. In the past, governments of emerging market countries have refused to honor their payment obligations on issued bonds.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations (i.e., commenced secondary market trading). The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the Barclays Global Credit Index (Hedged), a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of September 30, 2015 was (0.05)%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	2.52%	2Q/2014
Lowest Return	(0.72)%	3Q/2014

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After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2014

WisdomTree Strategic Corporate Bond Fund	1 Year	Since Inception (1-31-2013)
Return Before Taxes Based on NAV	5.21%	3.79%
Return After Taxes on Distributions	3.46%	2.19%
Return After Taxes on Distributions and Sale of Fund Shares	2.94%	2.17%
Barclays Global Credit Index (Hedged) (reflects no deduction for fees, expenses or taxes)	6.64%	4.07%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Western Asset Management Company, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. in Singapore serve as sub-advisers to the Fund.

Portfolio Managers

S. Kenneth Leech, Chief Investment Officer, has been a portfolio manager of the Fund since January 2014.

Ryan K. Brist, CFA, Head of Global Investment Grade Credit, has been a portfolio manager of the Fund since its inception.

Michael C. Buchanan, CFA, Deputy Chief Investment Officer, has been a portfolio manager of the Fund since its inception.

Paul Shuttleworth, Head of Non-U.S. Credit, has been a portfolio manager of the Fund since its inception.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NASDAQ, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of fixed income securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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WIS-CRDT-SUM-0416